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                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM NEW TECHNOLOGY FUND

                        Supplement dated April 14, 2003
                      to the Prospectus dated May 1, 2002,
          as supplemented May 1, 2002, June 7, 2002, December 31, 2002 and February 14, 2003


This supplement supercedes and replaces in its entirety the supplement dated February 14, 2003.

     On April 14, 2003, an amendment to the Agreement and Plan of Reorganization described below in the February 14, 2003 supplement was executed by AIM Funds Group ("AFG"), on behalf of AIM New Technology Fund ("New Technology"), AIM Investment Funds, on behalf of AIM Global Science and Technology Fund and A I M Advisors, Inc. ("AIM"). This amendment allows AFG to delay temporarily the solicitation of proxies and holding a meeting of the shareholders of New Technology in connection with the proposed reorganization. The delay is intended to give AFG time to consider whether the recent announcement by AMVESCAP PLC of the creation of a unified distribution force for The AIM Family of Funds --Registered Trademark-- and INVESCO Funds Group presents alternatives to the proposed reorganization that would serve the best interests of New Technology shareholders. Until such time that AIM recommences the solicitation, New Technology will remain open to new investors.


The following language supplemented the fund's prospectus on February 14, 2003.

     The Board of Trustees of AIM Funds Group ("AFG") unanimously approved, on February 6, 2003, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM New Technology Fund ("New Technology"), a series of AFG, would transfer all of its assets to AIM Global Science and Technology Fund ("Global Science and Technology"), a series of AIM Investment Funds. As a result of the transaction, shareholders of New Technology would receive shares of Global Science and Technology in exchange for their shares of New Technology, and New Technology would cease operations.

     The investment objective of Global Science and Technology is the same as the investment objective of New Technology - long-term growth of capital. New Technology seeks to meet its investment objective by investing in securities of technology and science companies that the portfolio managers believe are likely to benefit from new or innovative products, services or processes, while Global Science and Technology invests in securities of science and technology industry companies.

     The Plan requires approval of New Technology shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in June 2003. If the Plan is approved by shareholders of New Technology and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

     Effective on or about May 1, 2003, it is anticipated that New Technology will be closed to new investors.